Exhibit 10.5

FIRST AMENDMENT TO GENERAL AND ADMINISTRATIVE

SERVICES AGREEMENT REGARDING

SERVICES BY TERRA NITROGEN CORPORATION

THIS FIRST AMENDMENT TO THE GENERAL AND ADMINISTRATIVE SERVICES AGREEMENT REGARDING SERVICES BY TERRA NITROGEN CORPORATION (this “Amendment”) is made as of September 1, 2005, by and among TERRA INDUSTRIES INC., a Maryland corporation (“Terra”), TERRA NITROGEN CORPORATION, a Delaware corporation (the “General Partner”) and TERRA NITROGEN GP INC., a Delaware corporation (the “New General Partner”). This Amendment amends the General and Administrative Services Agreement regarding Services by Terra Nitrogen Corporation, dated as of January 1, 1995 by and between Terra and the General Partner (the “TNC Services Agreement”). Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the TNC Services Agreement.

WHEREAS, in connection with a restructuring (the “Restructuring”) intended to create a bankrupt-remote entity to serve as general partner of Terra Nitrogen Company, L.P. and Terra Nitrogen, Limited Partnership (the “Partnerships”), the General Partner is transferring its general partner interest in the Partnerships to the New General Partner.

WHEREAS, in connection with the Restructuring, the New General Partner shall provide certain services to Terra as set forth in the TNC Services Agreement.

WHEREAS, the parties hereto desire that the New General Partner hereby become a party to the TNC Services Agreement upon the same terms and conditions as set forth therein with respect to the General Partner.

WHEREAS, the General Partner will continue to provide certain services as required by Terra under the TNC Services Agreement following the consummation of the Restructuring.

WHEREAS, the parties desire to amend the TNC Services Agreement on the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the premises and mutual promises herein made, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Amendment.

(a) New Party to TNC Services Agreement. The parties hereby agree that the New General Partner shall hereby become a party to the TNC Services Agreement and provide such services as set forth therein. Such services shall be provided by the New General Partner (in conjunction with the General Partner) to Terra upon the same terms and conditions as set forth in the TNC Services Agreement with respect to the General Partner.

(b) The New General Partner shall observe all of the terms, conditions and obligations of a party to the TNC Services Agreement and shall be bound thereby as a party to the same extent as though the New General Partner was originally a party thereto.

2. Scope of Amendment. This Amendment is limited to the matters expressly set forth herein. Except as expressly amended, modified and supplemented hereby, the provisions of the TNC Services Agreement are and shall remain in full force and effect.

3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Iowa, applicable to contracts made and to be performed therein.

4. Headings. The headings used in this Amendment are for the purpose of reference only and will not affect the meaning or interpretation of any provision of this Amendment.

5. Counterparts. The parties may execute this Amendment in separate counterparts (no one of which need contain the signatures of all parties), each of which will be an original and all of which together will constitute the same instrument.

6. Effect of Amendment. Whenever the TNC Services Agreement is referred to in the TNC Services Agreement or in any other agreements, documents and instruments, such reference shall be deemed to be to the TNC Services Agreement as amended by this Amendment.

7. Delivery by Facsimile. This Amendment, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person.

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IN WITNESS WHEREOF, the undersigned have executed this First Amendment to TNC Services Agreement as of the date first written above.

TERRA INDUSTRIES INC.

By:	/s/ FRANCIS G. MEYER
Name:	Francis G. Meyer
Its:	Senior Vice President and Chief Financial Officer

TERRA NITROGEN CORPORATION

By:	/s/ FRANCIS G. MEYER
Name:	Francis G. Meyer
Its:	Vice President

TERRA NITROGEN GP INC.

By:	/s/ MARK A. KALAFUT
Name:	Mark A. Kalafut
Its:	Vice President, General Counsel and Corporate Secretary